John Hancock Bond Trust	John Hancock Investment Trust
John Hancock California Tax-Free Income Fund	John Hancock Investment Trust II
John Hancock Capital Series	John Hancock Municipal Securities Trust
John Hancock Current Interest	John Hancock Sovereign Bond Fund
John Hancock Funds II	John Hancock Strategic Series (collectively, the “Trusts”)
John Hancock Funds III

Supplement dated June 25, 2020 to the current Prospectus (the “Prospectus”), as may be supplemented

On June 25, 2020, the Board of Trustees of the Trusts approved the redesignations (the “Redesignations”) of the following share classes offered by the series of the Trusts:

(i)	Class I2 shares as Class I shares;
(ii)	Class ADV shares as Class A shares;
(iii)	Class B shares as Class A shares;
(iv)	Class R1 shares as Class R2 shares; and
(v)	Class R3 shares as Class R2 shares.

As a result of the Redesignations, the existing Class I2, ADV, B, R1, and R3 shares will be terminated, and shareholders currently in these classes will become shareholders of the respective classes identified above, in each case with the same or lower net total expenses. The Redesignations of Class I2, ADV, and R3 shares as Class I, A, and R2 shares, respectively, are expected to occur on or about the close of business on October 9, 2020; the Redesignation of Class B shares as Class A shares is expected to occur on or about the close of business on October 14, 2020; and the Redesignation of Class R1 shares as Class R2 shares is expected to occur on or about the close of business on October 23, 2020 (collectively, the “Effective Date”).

When business opens on the next business day following the Effective Date, the Redesignations will have occurred, and the newly redesignated share classes will be available to new accounts as well as new purchases by existing shareholders who meet the eligibility requirements as outlined in the fund's prospectus. As of the Effective Date, all references to the terminated share classes are removed from the Prospectus. There is no action required by shareholders to effect the Redesignations, and there will be no disruption to accounts as a result of the Redesignations.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Bond Trust	John Hancock Investment Trust
John Hancock California Tax-Free Income Fund	John Hancock Investment Trust II
John Hancock Capital Series	John Hancock Municipal Securities Trust
John Hancock Current Interest	John Hancock Sovereign Bond Fund
John Hancock Funds II	John Hancock Strategic Series (collectively, the “Trusts”)
John Hancock Funds III

Supplement dated June 25, 2020 to the current Statement of Additional Information (the “SAI”), as may be supplemented

On June 25, 2020, the Board of Trustees of the Trusts approved the redesignations (the “Redesignations”) of the following share classes offered by the series of the Trusts:

(i)	Class I2 shares as Class I shares;
(ii)	Class ADV shares as Class A shares;
(iii)	Class B shares as Class A shares;
(iv)	Class R1 shares as Class R2 shares; and
(v)	Class R3 shares as Class R2 shares.

As a result of the Redesignations, the existing Class I2, ADV, B, R1, and R3 shares will be terminated, and shareholders currently in these classes will become shareholders of the respective classes identified above, in each case with the same or lower net total expenses. The Redesignations of Class I2, ADV, and R3 shares as Class I, A, and R2 shares, respectively, are expected to occur on or about the close of business on October 9, 2020; the Redesignation of Class B shares as Class A shares is expected to occur on or about the close of business on October 14, 2020; and the Redesignation of Class R1 shares as Class R2 shares is expected to occur on or about the close of business on October 23, 2020 (collectively, the “Effective Date”).

When business opens on the next business day following the Effective Date, the Redesignation will have occurred, and the newly redesignated share classes will be available to new accounts as well as new purchases by existing shareholders who meet the eligibility requirements as outlined in the fund's prospectus. As of the Effective Date, all references to the terminated share classes are removed from the SAI. There is no action required by shareholders to effect the Redesignations, and there will be no disruption to accounts as a result of the Redesignations.

You should read this supplement in conjunction with the SAI and retain it for future reference.

John Hancock Funds II

John Hancock Retirement Income 2040 Fund (the fund)

Supplement dated June 25, 2020 to the current Prospectus (the prospectus), as may be supplemented

Effective July 1, 2020, in the “Fund details” section, under the heading “Who’s who — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

Management fee

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 7.5 billion	0.400
Excess over 7.5 billion	0.390

The fee schedule became effective on July 1, 2020.

During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.00% of average daily net assets (including any waivers and/or reimbursements).

You should read this supplement in conjunction with the prospectus and retain it for future reference.